DBX ETF TRUST

db-X MSCI Emerging Markets Currency-Hedged Equity Fund

db-X MSCI EAFE Currency-Hedged Equity Fund

db-X MSCI Brazil Currency-Hedged Equity Fund

db-X MSCI Canada Currency-Hedged Equity Fund

db-X MSCI Japan Currency-Hedged Equity Fund

(each, a “Fund”)

Supplement dated February 24, 2012 to the currently effective

Prospectus dated May 12, 2011,

and all supplements thereto

The second sentence of the second paragraph of the section titled “Shareholder Information—Determination of Net Asset Value” is hereby deleted and replaced with the following:

Equity investments are valued at market value, which is generally determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation.

Please Retain This Supplement For Future Reference.

DBXSUP022412